EXHIBIT 10.26

                       EVCI CAREER COLLEGES HOLDING CORP.

                             STOCK OPTION AGREEMENT
                           (NONQUALIFIED STOCK OPTION)

      THIS AGREEMENT, made as of ____________________, by EVCI Career Colleges Holding Corp. a Delaware Corporation (the "Company"), with ___________________ _______________________ (the "Holder"):

      On July 27, 2004, the Company's stockholders approved a proposal to grant three of the Company's executive officers options to purchase a total of 181,131 shares of the Company's common stock. Although the grants are not being made under the Company's Amended and Restated 2004 Incentive Stock Plan (the "Plan"), they are required to be governed by an agreement approved by the Committee administering the Plan. For ease of administration, the Committee has determined that an appropriate agreement would be one in substantially the same form as the Company's Stock Option Agreement that is used for option grants made pursuant to the Plan. Accordingly, the Plan, in its current form, is incorporated herein by reference and made part of this Agreement. Capitalized terms in this Agreement shall have the same meaning as in the Plan unless the context requires otherwise.

      NOW, THEREFORE, the Company hereby grants to the Holder, as of the date hereof, the Option to purchase all or any part of ____________________ shares (the "Shares") of Common Stock of the Company, par value $.0001 per share (the "Common Stock"), at a price per share of $4.70. The Option shall also be subject to the following terms and conditions:

      1. a. The Option shall continue in force through July 26, 2009 (the "Expiration Date"), unless sooner terminated as provided herein or in the Plan. The Option shall vest and to become exercisable, on a cumulative basis, as to _________________ shares on November 11, 2004, ____________________ shares on
November 11, 2005 and _____________________ shares on November 11, 2006.
However, the Option shall become fully vested and exercisable on a Change of Control Date.

            b. The Option is designated as a stock option that does not qualify as an incentive stock option pursuant to the Code.

      2. In the event that the relationship of the Holder to the Company and each Related Entity is terminated prior to the Expiration Date (otherwise than by reason of death or disability), the Option may be exercised (to the extent that the Holder was entitled to do so at the termination of this relationship with the Company and its Related Entities) at any time within 90 days after such termination, but not after the Expiration Date, provided, however, that if such termination shall have been for cause or voluntarily by the Holder and without the consent of the Company or any Related Entity, as the case may be, the Option and all rights of the Holder hereunder, to the extent not theretofore exercised, shall forthwith terminate immediately upon such termination. In its sole and absolute discretion, the Committee may extend such 90-day time period and amend this Agreement accordingly.

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      3. If the Holder shall (a) die within 90 days after the termination of the
Holder's relationship with the Company (other than termination for cause, or voluntarily on the Holder's part and without the consent of the Company or a Related Entity, as the case may be, which consent shall be presumed in the case of normal retirement), or (b) become permanently and totally disabled within the meaning of Section 22(e)(3) of the Code while serving as an employee, director or consultant to the Company, and if the Option was otherwise exercisable, immediately prior to the occurrence of such event, then such Option may be exercised, to the extent it so exercisable, as set forth herein by the Holder or by the Holder's legal representative(s), at any time within six months after the date of death of the Holder, or six months after the date of permanent or total disability of the Holder, but in either case, not later than the Expiration
Date.

      4. a. The Holder may exercise the Option with respect to any number of whole shares less than the full number of shares subject to the Option but not for less than 100 shares. The Holder may exercise the Option by giving the Company written notice of such exercise in the form annexed, as provided in paragraph 7 hereof. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by payment in full as permitted by Section 7(e) of the Plan.

            b. Prior to or concurrently with delivery by the Company to the Holder of a certificate(s) representing such shares, the Holder shall, upon notification of the amount due, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements. In the event such amount is not paid promptly, the Company shall have the right to apply from the Purchase Price paid any taxes required by law to be withheld by the Company with respect to such payment and the number of shares to be issued by the Company will be reduced accordingly.

      5. The Option shall, during the Holder's lifetime, be exercisable only by the Holder or the Holder's legal representative(s) in the event of the Holder's incapacity. Neither the Option nor any right hereunder shall be transferable by the Holder, by operation of law or otherwise, except by will or the laws of descent and distribution or pursuant to a beneficiary designation as provided in
Section 13 of the Plan. In the event of any attempt by the Holder to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Holder and it shall thereupon become null and void.

      6. The Option is subject to, and the Company and the Holder agree to be bound by, all of the terms and conditions of the Plan, as the same is amended from time to time in accordance with the terms thereof; provided, however, that no such amendment shall deprive the Holder, without the Holder's consent, of the Option or any of the Holder's rights hereunder. A copy of the Plan is available upon request made to the Company's Chief Financial Officer.

      7. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of its Chief Financial Officer, at its principal executive offices, and any notice to the Holder shall be addressed to the Holder at the Holder's address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided in the next sentence. Any notice so addressed shall be deemed to be given, upon receipt, if delivered by hand, receipt acknowledged, or on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States.

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

      8. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by the Option, the determination by the Committee of the rights of the Holder shall be conclusive, final and binding upon the Holder and upon any other person who shall assert any right pursuant to the Option.

                                         EVCI Career Colleges Holding Corp.

                                         By:------------------------------------
                                            Name:
                                            Title:
ACCEPTED AND AGREED:

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

                           FORM OF NOTICE OF EXERCISE

TO:               EVCI Career Colleges Holding Corp.
                  At its principal executive offices

      The undersigned hereby exercises the Holder's option to purchase ______________________ shares of Common Stock (the "Shares") of EVCI Career Colleges Holding Corp. ("EVCI"), as provided in the Stock Option Agreement made as of ______________________ at $____________ per share, for a total of
$__________, and makes payment therefore as follows:

      (a) If permitted by EVCI's Board of Directors, to the extent of $__________ of the purchase price, the undersigned hereby surrenders to EVCI certificates for shares of its Common Stock, which have been held by the undersigned for such period as may be required to avoid a charge to EVCI's earnings for financial accounting purposes. Valued at $__________ per share, the fair market value thereof equals such portion of the purchase price.

      (b) To the extent of the balance of the purchase price, the undersigned has enclosed a certified or bank check payable to the order of, or caused a wire transfer to be made to, EVCI for $__________.

      A stock certificate or certificates for the Shares should be delivered in person or mailed to the undersigned at the address shown below.

      The undersigned acknowledges that: unless notified otherwise in writing by EVCI, (i) the Shares have not been registered under the Securities Act of 1933 ("Securities Act") or any State securities laws ("State Laws") and, therefore, cannot be sold or otherwise disposed of unless they are subsequently registered under the Securities Act and applicable State Laws or, in the opinion of counsel to EVCI, an exemption from registration is available; (ii) the undersigned will have no right to require that the Shares be registered under the Securities Act or any State Laws; and (iii) the certificate evidencing the Shares will bear legends covering the restrictions described above.

                                         Signature:-----------------------------

                                         Name:----------------------------------

                                         Address:-------------------------------
                                                 -------------------------------


                                         Date:----------------------------------

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